SOUTHERN CALIFORNIA BANCORP

Investor Presentation

June 30, 2023

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding plans or objectives for future operations, products or services, and forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company's Registration Statement on Form 10, as amended, filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which the Company conducts business; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; and the impacts of recent bank failures. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Registration Statement on Form 10, as amended, its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview



Investment Highlights

Market and Footprint

- Southern California is the world's 16th largest economy[1]
- Bank's footprint covers one of the best small business banking markets in the U.S. (980,000 small to medium-sized businesses in San Diego, Orange, Los Angeles, Ventura counties and the Inland Empire)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- SBA lending division created in 2022, staffed with successful, experienced lenders
- New C&I team established in Irvine in 2022
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 39.2% of total deposits at June 30, 2023
- Total loans held for investment of $1.9 billion were up 1.0% in 2Q23 from 1Q23, and up 8.1% from 2Q22
- Diverse commercial loan portfolio
- Exceptional credit quality: NPAs to total assets ratio of 0.002% at June 30, 2023
- Bank's capital exceeds minimums to be "well capitalized," the highest regulatory capital category

1. Based on data published by the U.S. Bureau of Economic Analysis on December 8, 2022; includes Los Angeles, Orange San Diego, Riverside, San Bernardino and Ventura counties
2. Employment Development Department, State of California; data as of third quarter 2022

Southern California Bancorp

At a Glance

BCAL Nasdaq	**San Diego** Headquarters	
$258M Market Cap[1]	**$2.3B** Assets[3]	**35%** 5-Yr Asset CAGR[4]
4 Bank Acquisitions[2]	**$2.0B** Deposits[3]	**35%** 5-Yr Deposit CAGR[4]

Branch Footprint



Santa Clarita
Santa Paula
Simi Valley
Burbank
Oxnard
Thousand Oaks
Los Angeles
Inglewood
Torrance
Long Beach
El Monte
Fontana
Ontario
Corona
Fullerton
Orange
Santa Ana
Huntington Beach
Victorville
San Bernardino
Riverside
Moreno Valley
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of July 10, 2023
2. Over the past 10 years
3. As of June 30, 2023
4. Compound annual growth rate (CAGR) over five-year period ended June 30, 2023

Attractive Market Position

Strategic locations in commercial markets with enormous potential customer base



San Bernardino
Ventura
Los Angeles
Orange
Riverside
San Diego

California is the largest banking market in the United States

$3.7T
California GDP

6th
Largest economy in the world, behind India and ahead of United Kingdom

39MM
2022 Population

1.7MM
Small Businesses

BCAL's footprint is in the largest banking market in California

$1.4T
Combined GDP

16th
Largest economy in the world, behind Spain and ahead of Indonesia

22MM
2022 Population

980,000
Small Businesses

Banks in SoCal



188
159
73
1999
2009
2021

Median SoCal Bank Assets ($MM)



$153
$245
$847
1999
2009
2021

Sources: FDIC; Federal Reserve Bank of St. Louis Economic Data (FRED); U.S. Bureau of Economic Analysis; International Monetary Fund, S&P Capital IQ Pro; Economic Development; data as of 2021

Southern California Small Business Market Offers One of the Best Opportunities in the U.S. for Commercial Banking

Key Takeaway:

- Southern California is the largest market for small business operating companies in the United States



Over 980K small businesses with 1-499 employees exist in Southern California
>890K Businesses
>300K Businesses
>150K Businesses
>100K Businesses
>75K Businesses
>50K Businesses

High Growth Franchise

Since 2019, total assets have grown organically and through strategic acquisitions by $1.5 billion, or 178%, powered by a dedicated and accomplished team.



November 2014
Acquired Frontier Bank
($78MM Assets)
July 2018
Acquired Americas United Bank
($230MM Assets)
May 2020
Acquired CalWest Bancorp
($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita
($425MM Assets)
$189
$202
$317
$344
$424
$480
$768
$830
$1,579
$2,260
$2,284
$2,292
$2,309
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1Q23
2Q23
Assets ($MM) (1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David Rainer

Chairman and CEO of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 40 Years

Rich Hernandez

President of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 20 Years

Thomas Dolan

Chief Operating Officer of Southern California Bancorp and Bank of Southern California, N.A. and CFO of Southern California Bancorp
Banking Experience: > 40 Years

Jean Carandang

Chief Financial Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Sam Kunianski

Chief Banking Officer of Bank of Southern California
Banking Experience: > 40 Years

Peter Nutz

Chief Credit Officer of Bank of Southern California
Banking Experience: > 20 Years

Manisha Merchant

General Counsel and Corporate Secretary of Southern California Bancorp and Bank of Southern California
Banking Experience: > 20 Years

Nicole Swain

President, Bank of Southern California Private Banking
Banking Experience: > 30 Years

Pamela Isaacson

Chief Operations Officer of Bank of Southern California
Banking Experience: > 40 Years

Martin Liska

Chief Risk Officer of Bank of Southern California
Banking Experience: > 30 Years

Jeffrey Hurtik

Chief Information Officer of Bank of Southern California
Banking Experience: > 30 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective Southern California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Business Banking Focus

- Loan composition reflects diversity of Southern California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- SBA Lending Group added in 2022
- Private Banking Group added in late 2021
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, easy freeway access, good visibility and efficient operations
- Commercial offices with average deposits for all branches of $152.4 million per branch at June 30, 2023 ($1.98 billion in deposits / 13 branches)

Financial Highlights



Q2 2023 Results

Financial Results
(for the quarter ended June 30, 2023)

$6.7 Million
Net Income

$0.36
Diluted Earnings Per Share

$9.9 Million
Pre-tax, Pre-provision Income (PTPP)[1]

Key Metrics
(for the quarter ended June 30, 2023)

1.18%
Return on Average Assets (ROAA)

9.93%
Return on Average Common Equity (ROACE)

4.36%
Net Interest Margin

59.6%
Efficiency Ratio[1]

1. Non-GAAP financial measure; A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

Q2 2023 Results Continued

Strong Balance Sheet
(At June 30, 2023)

$2.31 Billion
Total Assets

$1.91 Billion
Total Loans[1]

$1.98 Billion
Total Deposits

$235 Million
Tangible Common Equity[2]

Continued Strong Credit Quality
(At June 30, 2023)

0.002%
Non-performing Assets/Total Assets

0.002%
Non-performing Loans/Total Loans

1.26%
Allowance for Credit Losses (ACL)[3]/Total Loans Held for Investment

1.18%
Allowance for Loan Losses/Total Loans Held for Investment

1. Total loans include loans held for sale and loans held for investment
2. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
3. ACL includes allowance for loan losses and reserve for unfunded commitment

Year-to-Date 2023 Results

Financial Results
(for the six-month period ended June 30, 2023)

$14.9 Million
Net Income

$0.80
Diluted Earnings Per Share

$21.4 Million
Pre-tax, Pre-provision Income (PTPP)[1]

Key Metrics
(for the six-month period ended June 30, 2023)

1.32%
Return on Average Assets (ROAA)

11.29%
Return on Average Common Equity (ROACE)

4.54%
Net Interest Margin

58.1%
Efficiency Ratio[1]

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

2022 Results

Financial Results (for the year ended December 31, 2022)	Key Metrics (for the year ended December 31, 2022)
$16.1 Million Net Income	**0.70%** Return on Average Assets (ROAA)
$0.88 Diluted Earnings Per Share	**6.44%** Return on Average Common Equity (ROACE)
$27.4 Million Pre-tax, Pre-provision Income (PTPP)[1]	**4.06%** Net Interest Margin
	70.0% Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

Net Interest Margin

Yield on Earning Assets,
for three months ended June 30, 2023

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$1,900,033	$27,987	5.91%
Taxable debt securities	106,208	833	3.15%
Tax-exempt debt securities[1]	70,470	456	3.29%
Deposits in other financial institutions	42,770	537	5.04%
Fed fund sold/resale agreements	17,639	228	5.18%
Restricted stock investments and other bank stock	16,039	219	5.48%
Total interest-earning assets	$2,153,159	$30,260	5.64%
Total noninterest-earning assets	133,716		
Total Assets	$2,286,875		

Net Interest Income ($ in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.71%
3.67%
3.74%
3.40%
3.87%
4.32%
4.62%
4.71%
4.36%
$15.4
$16.0
$20.3
$17.8
$20.9
$23.8
$25.3
$24.9
$23.4
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Net Interest Income
Net Interest Margin

Cost of Funds,
for three months ended June 30, 2023

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$308,863	$1,279	1.66%
Money market and savings accounts	662,487	3,451	2.09%
Time deposits	175,161	1,531	3.51%
Total interest-bearing deposits	1,146,511	6,261	2.19%
Borrowings:			
FHLB advances	22,791	302	5.31%
Subordinated debt	17,806	271	6.10%
Total borrowings	40,597	573	5.66%
Total interest-bearing liabilities	$1,187,108	$6,834	2.31%
Noninterest-bearing liabilities:			
Demand deposits	805,553		
Other liabilities	22,727		
Shareholders' equity	271,487		
Total Liabilities and Shareholders' Equity	$2,286,875		

Total cost of deposits in 2Q23 was 1.29%
Total cost of funds in 2Q23 was 1.38%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate

Allowance for Credit Losses



24.5M
24M
23.5M
23M
22.5M
22M
balance
$24,064K
$175K
($356K)
$444K
($142K)
($135K)
($10K)
$24,039K
1.27% 1
1.26% 1
prior_total_reserve
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
RUC
Change_in_Unallocated
current_total_reserve

- The $15 thousand reversal of provision for credit losses included a $120 thousand of provision for credit losses for loans and a $135 thousand negative provision for unfunded commitments. The change in provision was due mostly to change in portfolio mix, lower classified loans, lower reserves for unfunded commitments, partially offset by change in economic forecast, and higher loan balance from organic growth.
  - At June 30, 2023, allowance for credit losses was $24.0 million, or 1.26% of total loans
  - ACL is comprised of allowance for loan losses of $22.5 million, or 1.18% of total loans and reserve for unfunded commitments of $1.5 million
  - ACL calculation uses a third-party software and modeling solution that includes many assumptions based on our and peer/benchmark historical loss data, our portfolio characteristics, risk-grading methodology, the subscribed third-party service for macro-economic forecasts, and the qualitative adjustments
  - Key economic inputs include California state GSP, California Unemployment, California Housing Price Index
  - Discounted cash flows methodology is used for loss estimation
  - Reasonable and supportable weighted, multi-scenario (4-quarter forecast period; 8-quarter straight-line reversion period)

1. ACL to total loans

Negligible Impact of Unrealized Losses on Capital

- Total net unrealized losses after-tax were 3.95% of CET1 Capital as of June 30, 2023.
- Even if interest rates rise another 300 bps, the Bank's capital ratios remain above Well-Capitalized guidelines.

			Parallel Rate Shock Scenarios		
($ in Thousands)	2Q23		+100	+200	+300
Available for Sale (AFS) Unrealized Loss Pre-Tax	$ (9,314)		$ (15,000)	$ (20,000)	$ (25,000)
Held to Maturity (HTM) Unrealized Loss Pre-Tax	(5,219)		(8,406)	(11,208)	(14,010)
Total Securities Unrealized Loss Pre-Tax	(14,533)		(23,406)	(31,208)	(39,010)
Net Unrealized Loss on AFS After-Tax[1]	(6,561)	*2.53% of CET1*	$ (10,566)	$ (14,088)	$ (17,610)
Net Unrealized Loss on HTM After-Tax[1]	(3,676)	*1.42% of CET1*	(5,921)	(7,895)	(9,869)
Net Unrealized Loss on Securities After-Tax[1]	(10,237)		(16,487)	(21,983)	(27,479)
Capital Analysis					
CET 1 Capital (Base)	$ 259,098		$ 259,098	$ 259,098	$ 259,098
Net Unrealized Loss on Securities After-Tax[1]	(10,237)	*3.95% of CET1*	(16,487)	(21,983)	(27,479)
CET 1 (Deficit) / Surplus	$ 248,861		$ 242,611	$ 237,115	$ 231,619
CET1 Well Capitalized Guidance	6.50%		6.50%	6.50%	6.50%
CET1 Ratio (Base)	12.05%		12.05%	12.05%	12.05%
CET1 Ratio, assuming AFS Losses Realized	11.74%		11.56%	11.39%	11.23%
CET1 Ratio, assuming AFS & HTM Losses Realized	11.57%	*Only 48 bps decrease*	11.28%	11.03%	10.77%

1. Taxes calculated at 29.56%

Debt Securities, AOCI[1] and Tangible Common Equity[2]

As of June 30, 2023

AFS Securities (fair value) 69% of portfolio, 2.9% yield

HTM Securities (book value) 31% of portfolio, 3.3% yield



39.6%
5.6%
5.0%
5.2%
35.6%
3.6%
5.4%
1%
99.0%
US Agency MBS
SBA Securities
U.S. Treasury
U.S. Agency
U.S. CMO
Taxable Municipals
Tax Exempt Municipals



$ in millions
$250.0
$240.0
$230.0
$220.0
$210.0
$200.0
$190.0
$180.0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.1%
9.2%
9.8%
10.1%
10.3%
7.8%
7.7%
7.3%
7.8%
7.5%
$4.5
$8.3
$6.4
$5.0
$6.6
$206.7
$209.9
$221.0
$228.2
$234.5
2Q22
3Q22
4Q22
1Q23
2Q23
Tangible Equity (net of AOCI impact)
AOCI Loss, Net of Taxes
Tangible Equity/Tangible Assets
Investments/Total Assets

1. AOCI is accumulated other comprehensive income – net of taxes
2. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

Low-Cost Core Deposits

Deposit Mix and Growth



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6/30/22: 52%, 32%, 8%, 4%, 1%, 3%
9/30/22: 49%, 34%, 9%, 3%, 1%, 4%
12/31/22: 48%, 34%, 8%, 3%, 1%, 6%
3/31/23: 44%, 34%, 6%, 7%, 4%, 5%
6/30/23: 39%, 32%, 6%, 13%, 5%, 5%
Noninterest-bearing Demand
Money Market & Savings
Interest Bearing Checking
ICS Deposits
Brokered Time Deposits
Time Deposits

91.5% Core deposits[1] | 39.2% Noninterest-bearing deposits as of June 30, 2023

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K

Cost of Deposits for the quarter ended:



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1Q22: 0.08%
2Q22: 0.07%
3Q22: 0.25%
4Q22: 0.51%
1Q23: 0.80%
2Q23: 1.29%

Total Deposits ($MM)



$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
6/30/2022: $2,030
9/30/2022: $2,020
12/31/2022: $1,932
3/31/2023: $1,986
6/30/2023: $1,981

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity	
As of 6/30/23			*($ in millions)*			
Cash	$	104.6	$	-	$	104.6
AFS Securities		120.0		-		120.0
FHLB		468.5		63.5		405.0
Fed DW		141.8		-		141.8
Other Sources		60.0		-		60.0
Total	$	894.9	$	63.5	$	831.4



Significant Available Liquidity
($ in millions)
$104.6
$120.0
$405.0
$141.8
$60.0
$831.4
Cash
AFS Securities
FHLB
Fed DW
Other Sources
Total

- Ample access to on-Balance Sheet (BS) and off-BS liquidity (as of 6/30/23)
  - On-Balance Sheet Cash = $104.6 million
  - Total Borrowing Capacity = $670.3 million
  - Total Available Borrowing Capacity = $606.8 million
  - Total Available Liquidity = $831.4 million
  - Continue to increase borrowing capacity at FHLB and Federal Reserve Discount Window
- No plans to tap into the Bank Term Funding Program at this time.
  - ~$120 million of unpledged, liquid securities at fair value

Diverse Loan Portfolio

Total Loan[1] Portfolio, as of June 30, 2023

Commercially Focused | Relationship Based



Multifamily 11.0%
Other 0.3%
1-4 SFR 7.8%
C&I 16.4%
Total Loans 1
$1.9 billion
CRE 50.1%
Construction & Land Dev 14.4%
CRE - Industrial 14.5%
CRE - Office 11.3%
CRE - Others 7.8%
CRE - Retail 6.8%
CRE - Special Purpose 5.1%
CRE - Restaurant 1.9%
CRE - Self Storage 2.7%

Total CRE by Location [2], as of June 30, 2023



California - Riverside 8%
California - Ventura 4%
Out of State 6%
California - Others 11%
Total CRE Loans
$959 million
California - Orange 11%
California - Los Angeles 45%
California - San Diego 15%

1. Total loans include loans held for sale and loans held for investment
2. Location by counties of California, except out of state

Loan Portfolio

Total Loans[1] ($MM),
at the period ended



$1,773
$1,849
$1,907
$1,895
$1,914
6/30/2022
9/30/2022
12/31/2022
3/31/2023
6/30/2023

Yield on Loans,
for the quarter ended



6.50%
6.00%
5.50%
5.00%
4.50%
4.74%
5.09%
5.47%
5.78%
5.91%
2Q22
3Q22
4Q22
1Q23
2Q23

1. Total loans include loans held for sale and loans held for investment

Contractual Maturity Summary for the next 3 years as of June 30, 2023 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$148.6	7.8%	$100.6	5.3%	$24.9	1.3%
1-4 family residential	34.8	1.8%	14.9	0.8%	13.0	0.7%
Multifamily	21.9	1.1%	14.8	0.8%	16.8	0.9%
Commercial real estate	17.4	0.9%	34.0	1.7%	41.4	2.2%
Commercial & industrial	158.2	8.3%	8.9	0.5%	10.5	0.5%
Others	3.8	0.2%	1.7	0.1%	0.1	0.0%
Total loans	$384.7	20.1%	$174.9	9.2%	$106.7	5.6%
CRE Owner-Occupied (OO)	$7.9	0.4%	$18.1	0.9%	$14.6	0.8%
CRE Non Owner-Occupied (NOO)	$9.5	0.5%	$15.9	0.8%	$26.8	1.4%
CRE Office	$3.7	0.2%	$4.9	0.3%	$6.6	0.3%

Loan Repricing Summary for the next 3 years as of June 30, 2023 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$504.6	26.4%	$1.8	0.1%	$7.8	0.4%
Other Indexed Rate Loans	103.8	5.4%	31.0	1.6%	113.9	6.0%
Total Variable Rate Loans	$608.4	31.8%	$32.8	1.7%	$121.7	6.4%
Fixed Rate Loans	122.9	6.4%	87.3	4.6%	40.1	2.1%
Total Loans	$731.3	38.2%	$120.1	6.3%	$161.8	8.5%
Multifamily	$80.2	4.2%	$7.9	0.4%	$4.8	0.3%
CRE Owner-Occupied (OO)	$61.6	3.2%	$14.8	0.8%	$58.5	3.1%
CRE Non Owner-Occupied (NOO)	$85.6	4.5%	$20.2	1.1%	$64.2	3.4%
CRE Office	$15.9	0.8%	$8.8	0.5%	$29.3	1.5%

Low LTV Commercial Real Estate Loans

Total CRE Distribution by LTV[1], as of June 30, 2023



>65% to 70% 6%
> 70% 9%
>60% to 65% 11%
< 50% 54%
>55% to 60% 7%
>50% to 55% 13%

($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
CRE – Industrial	176	$278.0	$1.6	50%
CRE – Office	133	$216.8	$1.6	49%
CRE – Retail	104	$129.5	$1.2	47%
CRE – Special Purpose	45	$97.9	$2.2	37%
CRE – Self Storage	6	$51.1	$8.5	45%
CRE – Restaurant	25	$36.8	$1.5	47%
CRE – Other	50	$149.2	$3.0	45%
Total CRE	539	$959.3	$1.8	45%

1. Weighted average LTV is based on current loan balance as of June 30, 2023 and collateral value at origination or renewal
2. Balance includes loans held for sale and loans held for investment as of June 30, 2023

CRE NOO vs CRE OO by Property Type



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Other, 20.0%
CRE - Restaurant, 4.3%
CRE - Self Storage, 8.5%
CRE - Retail, 17.6%
CRE - Special Purpose, 7.4%
CRE - Office, 23.6%
CRE - Industrial, 18.6%
At June 30, 2023:
• Total CRE loans: $959 million
• 63% CRE NOO, 37% CRE OO
• No past due loans
• nonperforming loans/total loans at 0.00%
• Low weighted average LTV 48%
CRE - Other, 8.0%
CRE - Restaurant, 2.9%
CRE - Retail, 6.5%
CRE - Special Purpose, 15.1%
CRE - Office, 20.8%
CRE - Industrial, 46.7%
CRE NOO - $604 MM
CRE OO - $355MM

CRE Office Loans

CRE Office Distribution by LTV[1], as of June 30, 2023

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	48	$13.2	$0.3	38%
>$0.5 - $2	61	$58.6	$1.0	49%
>$2 - $5	14	$38.7	$2.8	54%
>$5 - $10	7	$47.7	$6.8	46%
>$10 - $20	2	$33.7	$16.9	49%
> $20	1	$24.9	$24.9	55%
CRE – Office	133	$216.8	$1.6	49%

1. Weighted average LTV is based on current loan balance as of June 30, 2023 and collateral value at origination or renewal
2. Balance includes loans held for sale and loans held for investment as of June 30, 2023
3. Location by counties of California, except out of state

CRE Office by Location [3], as of June 30, 2023



California - Ventura 5%
Out of State 2%
California - San Diego 13%
California - Riverside 4%
California - Others 16%
California - Orange 6%
California - Los Angeles 54%

Disciplined Credit Culture

Adequate Reserves

At quarter end:

($000)	2Q22	3Q22	4Q22	1Q23	2Q23
Nonaccrual Loans					
1-4 Family	$604	$41	$39	$-	$-
CRE & Multifamily	3	3	2	-	1
Construction	-	-	-	-	-
Consumer	-	-	-	-	-
Commercial	48	4	-	1	39
Total Nonaccrual Loans	$655	$48	$41	$1	$40
Accruing Loans Past Due 90 days or More	-	-	-	-	-
Total Nonperforming Loans	$655	$48	$41	$1	$40

1. On January 1, 2023, the Company adopted CECL, using a current expected loss model for determining ACL; previously the Company used the incurred loss model. Upon adoption, the Company recognized a Day 1 increase in the ACL of $5.5 million. We recorded a Day 2 provision for credit losses of $202 thousand, which reflects the new CECL methodology for forecasting lifetime credit losses. At June 30, 2023 and March 31, 2023, the ACL totaled $24.0 million and $24.1 million or 1.26% 1.27% of total loans, respectively.

NPAs / Assets


0.04%
0.03%
0.02%
0.01%
0.00%
0.03%
0.002%
0.002%
0.00%
0.002%
2Q22
3Q22
4Q22
1Q23
2Q23

ALL/ Total Loans[1]


1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.86%
0.85%
0.89%
0.89%
0.97%
0.97%
1.18%
1.18%
1.18%
1.18%
2Q22
3Q22
4Q22
1Q23
2Q23
ALL to total loans
ALL to total loans, ex-PPP

Investing for the Future....

Noninterest Expense ($MM) for the quarter ended:



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
65.3%
59.0%
51.5%
56.8%
59.6%
$6.5
$0.5
$14.7
$0.1
$14.2
($1.2)
$13.1
$15.0
$14.6
2Q22
3Q22
4Q22
1Q23
2Q23
Adjusted Noninterest expense 1
Merger expense
Loss contingency expense (recovery)
Adjusted efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:

Our successful recruitment of in-market talent positions us well for the future



8.9% Growth
30
25
20
15
10
5
0
$22.5
$24.1
$25.5
$26.5
$24.5
2Q22
3Q22
4Q22
1Q23
2Q23

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
2. Total revenue includes net interest income and noninterest income

....While Building Value for Shareholders

Net Income[1,3] ($MM)



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
-0.25%
-0.13%
-$0.7
1.18%
$6.9
1.45%
$8.5
1.46%
$8.2
1.18%
$6.7
2Q22
3Q22
4Q22
1Q23
2Q23
Net income
ROAA
1,3

Tangible Book Value Per Share (TBVPS)[1,2]



$13.00
$12.50
$12.00
$11.50
$11.00
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-1.41%
$11.59
13.06%
$11.75
15.64%
$12.32
14.97%
$12.49
11.60%
$12.82
2Q22
3Q22
4Q22
1Q23
2Q23
TBVPS
ROATCE

Pre-Tax Pre-Provision Income [1,3] ($MM)



$0.8
$11.0
$12.3
$11.4
$9.9
2Q22
3Q22
4Q22
1Q23
2Q23

Diluted Earnings (Loss) Per Share[3]



2Q22
($0.04)
$0.38
$0.46
$0.44
$0.36
3Q22
4Q22
1Q23
2Q23

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end
3. Reflects balance for the quarter ended

Strong Capital Base

Tangible Common Equity Ratio[1,3]



8.7%
8.9%
9.4%
9.2%
9.1%
9.2%
9.8%
10.1%
10.3%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

Tier 1 Ratio[2,3]



16.4%
15.1%
14.2%
12.9%
11.0%
10.9%
11.1%
11.7%
12.1%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

Total Risk-Based Capital Ratio[2,3]



17.4%
16.1%
15.0%
13.7%
11.8%
11.8%
12.0%
12.6%
13.0%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

Leverage Ratio[2,3]



9.7%
9.6%
10.0%
10.1%
9.9%
10.1%
10.6%
11.2%
11.5%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix



Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Total Stockholders' Equity	$245,331	$249,432	$260,355	$267,539	$273,749
Less: Intangible Assets	38,608	39,527	39,387	39,296	39,206
Tangible Common Equity (non-GAAP)	**$206,723**	**$209,905**	**$220,968**	**$228,243**	**$234,543**
Less: Accumulated Other Comprehensive Loss ("AOCL")	4,493	8,344	6,441	5,009	6,560
Tangible Common Equity Without AOCL (non-GAAP)	**$211,216**	**$218,249**	**$227,409**	**$233,252**	**$241,103**
Total Assets	$2,319,067	$2,310,329	$2,283,927	$2,292,053	$2,309,183
Less: Intangible Assets	38,608	39,527	39,387	39,296	39,206
Tangible Assets (non-GAAP)	**$2,280,459**	**$2,270,802**	**$2,244,540**	**$2,252,757**	**$2,269,977**
Tangible Common Equity Ratio (non-GAAP)	**9.06%**	**9.24%**	**9.84%**	**10.13%**	**10.33%**
Basic Shares Outstanding	17,840,626	17,863,525	17,940,283	18,271,194	18,296,365
Book Value per Share	$13.75	$13.96	$14.51	$14.64	$14.96
Less: Intangible Book Value per Share	$2.16	$2.21	$2.19	$2.15	$2.14
Tangible Book Value per Share (non-GAAP)	**$11.59**	**$11.75**	**$12.32**	**$12.49**	**$12.82**

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses and loss contingency expense (recovery) to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended					For the six months ended	For the twelve months ended
All dollars in thousands	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2023	December 31, 2022
Noninterest Expense	$21,708	$13,150	$13,112	$15,019	$14,607	$29,626	$63,522
Less/(Add): Merger and Related Expenses (Recovery)	544	117	(8)	-	-	-	1,177
Deduct/(Add): Loss Contingency Expense (Recovery)	6,500	(1,200)	-	-	-	-	5,300
Adjusted Noninterest Expense (non-GAAP)	$14,664	$14,233	$13,120	$15,019	$14,607	$29,626	$57,045
Net Interest Income	20,936	23,786	25,269	24,892	23,426	48,318	87,786
Plus: Total Noninterest Income	1,526	358	188	1,570	1,096	2,666	3,675
Total Revenue	22,462	$24,144	$25,457	$26,462	$24,522	$50,984	$91,461
Efficiency Ratio (non-GAAP)	96.6%	54.5%	51.5%	56.8%	59.6%	58.1%	69.5%
Adjusted Efficiency Ratio (non-GAAP)	65.3%	59.0%	51.5%	56.8%	59.6%	58.1%	62.4%

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses and loss contingency expense (recovery) from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					For the six months ended	For the twelve months ended
All dollars in thousands	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2023	December 31, 2022
Net Income (Loss)	$(736)	$6,929	$8,474	$8,224	$6,718	$14,942	$16,113
Plus: Provision (Benefit) for Income Taxes	(306)	2,505	3,121	3,017	3,212	6,229	5,870
Plus: Provision for Credit Losses	1,796	1,560	750	202	(15)	187	5,956
Pre-Tax, Pre-Provision Net Income (non-GAAP)	$754	$10,994	$12,345	$11,443	$9,915	$21,358	$27,939
Add/(Deduct): Merger and Related Expenses (Recovery)	544	117	(8)	-	-	-	1,177
Add/(Deduct): Loss Contingency Expense (Recovery)	6,500	(1,200)	-	-	-	-	5,300
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	$7,798	$9,911	$12,337	$11,443	$9,915	$21,358	$34,416
Average Assets	$2,308,829	$2,326,839	$2,309,382	$2,277,971	$2,286,875	$2,282,448	$2,301,418
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	0.13%	1.87%	2.12%	2.04%	1.74%	0.94%	1.50%

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					For the six months ended	For the twelve months ended
All dollars in thousands	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	June 30, 2023	December 31, 2022
Net Income (loss)	($736)	$6,929	$8,474	$8,224	$6,718	$14,942	$16,113
Add/(Deduct): After-tax Merger and Related Expenses (Recovery)	383	82	(6)	-	-	-	846
Add/(Deduct): After-tax Net Contingency Expense (Recovery)	4,579	(845)	-	-	-	-	3,734
Adjusted Net Income (non-GAAP)	**$4,226**	**$6,166**	**$8,468**	**$8,224**	**$6,718**	**$14,942**	**$20,693**
Average Assets	$2,308,829	$2,326,839	$2,309,382	$2,277,971	$,2,286,875	$2,282,448	$2,301,418
Average Shareholders' Equity	248,440	249,500	254,480	262,118	271,487	266,827	250,054
Less: Average Intangible Assets	38,655	38,940	39,475	39,340	39,250	39,294	38,960
Average tangible common equity (non-GAAP)	**$209,785**	**$210,560**	**$215,005**	**$222,778**	**$232,237**	**$227,533**	**$211,094**
Return on Average Assets	(0.13%)	1.18%	1.46%	1.46%	1.18%	1.32%	0.70%
Adjusted Return on Average Assets (non-GAAP)	0.73%	1.05%	1.45%	1.46%	1.18%	1.32%	0.90%
Return on Average Equity	(1.19%)	11.02%	13.21%	12.72%	9.93%	11.29%	6.44%
Adjusted Return on Average Equity (non-GAAP)	6.82%	9.80%	13.20%	12.72%	9.93%	11.29%	8.28%
Return on Average Tangible Common Equity (non-GAAP)	(1.41%)	13.06%	15.64%	14.97%	11.60%	13.24%	7.63%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	8.08%	11.62%	15.63%	14.97%	11.60%	13.24%	9.80%